Exhibit 10.1

2013-14 Corporate Incentive Plan COMPANY CONFIDENTIAL Fiscal years 2013-14

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

1.	PURPOSE

The purpose of the Voltari Corporation (the “Company”) 2013-14 Corporate Incentive Plan (the “Plan”) is to drive a culture focused on organizational performance. The Plan is intended to deliver “pay-for-performance” through annual incentive payments based on overall Company performance over a two-year period. The Plan is intended to provide all eligible employees (the “Participants”) with additional compensation for their contribution to the achievement of the Company’s objectives, encouraging and stimulating superior performance by such individuals, and assisting and retaining highly qualified employees.

2.	DEFINITIONS

Definitions for specific terms used within this Plan document are identified below.

A.	“Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Compensation Committee.

B.	“Base Salary” refers to the annual salary, or base wage in the case of hourly employees, component of the employee’s compensation as specified in their employment agreement or offer letter as adjusted from time to time, exclusive of any additional allowances, payments or non-cash benefits.

C.	“Board” means the Board of Directors of the Company.

D.	“Bonus Award” is, for any Fiscal Year, the cash payment that may be earned by a Participant, for that Fiscal Year, subject to the terms and conditions of the Plan.

E.	“Bonus Pool” is, for each Fiscal Year, a pool of funds established in the Budget from which Bonus Awards may be paid subject to the terms and conditions hereof. The funding of the Bonus Pool will be determined and calculated in accordance with Exhibit A.

F.	“Budget” means, for any Fiscal Year, the Company’s budget for that Fiscal Year as approved by the Board.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

G.	“CAO” means the Company’s Chief Administrative Officer.

H.	“Cause” means with respect to a Participant’s termination, the Participant’s: (i) failure to perform his or her duties; (ii) commission of, or indictment for a felony or any crime involving fraud or embezzlement or dishonesty or conviction of, or plea of nolo contendere to a misdemeanor (other than a traffic violation) punishable by imprisonment under federal, state or local law; (iii) engagement in an act of fraud or of willful dishonesty towards the Company or any of its Affiliates; (iv) misconduct or negligence while employed by the Company or any of its Affiliates; (v) violation of a federal or state securities law or regulation or employment law; (vi) dishonesty detrimental to the Company or any of its Affiliates; (vii) conduct involving any immoral acts which is reasonably likely to impair the reputation of the Company or any of its Affiliates; (viii) disloyalty to the Company or any of its Affiliates; (ix) use of a controlled substance without a prescription or the use of alcohol which impairs Participant’s ability to carry out Participant’s duties and responsibilities; (x) violation by a Participant of the Company’s policies and procedures or any breach of any agreement between the Company and Participant; or (xi) embezzlement and/or misappropriation of property of the Company or any of its Affiliates.

I.	“CEO” means the Company’s Chief Executive Officer.

J.	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

K.	“Company” means Voltari Corporation and, if applicable, any of its subsidiaries and their successors and assigns.

L.	“Compensation Committee” means the Compensation Committee of the Board, which has the authority to oversee the Plan and approve and amend the Plan if it deems such change(s) is/are in the best interest of the Company.

M.	“Eligible Earnings” will, for any Fiscal Year, be equal to the Participant’s actual cumulative payments of Base Salary for that Fiscal Year, or specified portion thereof. Eligible Earnings is determined before reductions for contributions under Section 401(k) of the Internal Revenue Code of 1986, as amended, and includes (but is not limited to) regular earnings, holiday pay, paid time off, sick pay, on call pay, call out pay and short term disability. As defined, Eligible Earnings effectively prorates the effect of any changes in Base Salary during the applicable Fiscal Year for purposes of calculating Bonus Awards. Eligible Earnings does not include, without limitation and to the extent applicable, (i) financial awards under the Plan; (ii) variable compensation such as incentive awards, commissions or spot bonuses if any; (iii) imputed income from such programs as life insurance, auto allowance, or non-recurring earnings such as moving or relocation expenses, allowances or perquisites; (iv) stock-related compensation; or (v) overtime, unless required to be included in Eligible Earnings for purposes of the Plan, in accordance with applicable law.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

N.	“EBITDA” means, for any Fiscal Year the Company’s consolidated net income before interest income and expense, provision for income taxes, depreciation and amortization, calculated in accordance with US generally accepted accounting principles, then in effect, and in accordance with the currently employed accounting policies, methods and practices employed by the Company. For the avoidance of doubt, expense calculations hereunder shall include, but not be limited to, restructuring expenses, expenses for payment hereunder or expenses under any equity compensation arrangement or plan.

O.	“Financial Targets” are, for each Fiscal Year, the financial targets of the Company established by the Board for that Fiscal Year as described in Section 5 and set forth in Exhibit A attached hereto.

P.	“Fiscal Year” means, as the context requires, either (1) the Company’s fiscal year beginning January 1, 2013, and ending December 31, 2013 or (2) the Company’s fiscal year beginning January 1, 2014, and ending December 31, 2014.

Q.	“Management Committee” consists of the Company’s (i) CEO and (ii) CAO and such other officers of the Company as the Compensation Committee may designate from time to time.

R.	“Minimum Financial Target(s)” shall have the meaning set forth in Exhibit A attached hereto.

S.	“Named Executive Officer” or (“NEOs”) means any officer of the Company deemed by the Company as of the last day of 2013-14 to be a “named executive officer” of the Company as defined in Item 402(a) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended.

T.	“Non-Exempt Employee” means an employee who receives hourly wages as determined under the Fair Labor and Standards Act and the wage and hours law of the applicable state.

U.	“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

V.	“Claw Back” is a compensation recovery method, provided under the Plan to recover all (or a portion) of a prior Bonus Award (i) based on correction or restatement of the Company’s audited financial statements or other factor affecting Financial Targets, or (ii) in the event that any Participant engages in acts or omissions that would result in a termination for Cause.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

W.	“Revenue” means the Company’s Fiscal Year revenue in accordance with the currently employed accounting policies, methods and practices employed by the Company (consistent with U.S. GAAP) and the preparation of its consolidated financial statements and its Budget.

X.	“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

Y.	“Target Bonus Percentages” represent a percentage of each Participant’s Eligible Earnings, designated by position or job level as a target Bonus Award set forth on Exhibit B attached hereto, with respect to Participant’s other than NEOs and as set forth on Exhibit A with respect to NEOs, as applicable.

3.	ELIGIBILITY

In order to be eligible to participate in the Plan and receive a Bonus Award for any Fiscal Year, a Participant must be a full-time active employee and working in a bonus eligible position for at least ninety (90) consecutive days during that Fiscal Year (“Full-Time” is defined as working forty (40) or more hours per week) and have executed all required Company documents. Employees of subsidiaries that the Company has acquired or may acquire during the Fiscal Year shall not be deemed Participants under the Plan unless specifically designated. Contingency workers, including, without limitation, temporaries, part-time employees, contractors, consultants and outsourced work teams are not eligible for participation in the Plan. Employees who transfer into or out of a Bonus Award eligible position during the Fiscal Year will be eligible for a prorated Bonus Award as described in Section 4 below as long as all other criteria under this Plan are met. In order to be eligible to participate in the Plan and/or to receive any payout, Participants will be able to participate in the Company’s Long Term Incentive Plan but will not be able to participate simultaneously in the Company’s Sales Incentive Plan or any other incentive plans. To the extent that there is any conflict between this Plan and the Company’s Sales Incentive Plan or other incentive plans, this Plan will govern.

•

Good Standing: Participants must be actively employed and in good standing (and otherwise in compliance with the Company’s policies and procedures) on the actual bonus pay date in order to receive a payout. Participants placed on a performance improvement plan or in corrective action status as a result of poor performance during the relevant Fiscal Year, but that return to “Good Standing” status prior to the bonus payment date will only be eligible for a prorated incentive payout for that Fiscal Year at the discretion of the Management Committee. If the employee’s status returns to “Good Standing” in the new year, eligibility for full participation in the Plan will be reinstated for the new year going forward, but the employee will not be entitled to a Bonus Award for any period while not in “Good Standing.” As a condition of the receipt of any Bonus Award, the Participant shall be required to certify (or shall be deemed to have certified) at the time of receipt in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Plan and that the Participant has not engaged in, and does not intend to engage in, any acts or omissions that may result in the termination of Participant’s employment by the Company for Cause.

•	Forfeiture of Bonus Award: If a Participant’s employment is terminated for any reason in a Fiscal Year, the Participant will not accrue or otherwise be entitled to any bonus award payment for that Fiscal Year. If a Participant’s employment is terminated for any reason with or without Cause in the year succeeding Fiscal Year, the Participant will not be entitled to a bonus award payment if the termination date is prior to the date Bonus Awards are actually disbursed, except as may otherwise be provided by the Compensation Committee in its sole and absolute discretion. Bonus Awards are not considered accrued or earned until they are approved by the Compensation Committee and are actually paid by the Company. Consequently, a Participant whose employment with the Company is voluntarily or involuntarily terminated for any reason with or without Cause prior to the actual Bonus Award payment date will be deemed ineligible for payment of the Bonus Award.

•	Sales Incentive Plan: Without exception, Sales Representatives are not eligible under this Plan, however, they may be eligible under the Company’s Sales Incentive Plan. “Sales Representative” means an employee whose primary function is directly engaged in “selling” the Company’s products and services to its customers.

•	Other Cash Incentives and/or Plans: Without exception, Participants will not be eligible to receive any cash incentive other than those approved by Compensation Committee.

•	Acquired Employees: Without exception, employees acquired through any acquisition after the effective date of this Plan shall not be eligible under this Plan unless specifically designated.

Participation in this Plan is at the Company’s discretion and the Compensation Committee may, at its sole and absolute discretion, decide to alter, modify, amend or terminate the Plan.

4.	PRORATED BONUS AWARDS

A Participant will earn a Bonus Award based on Eligible Earnings for the time period the Participant is actively and continuously employed full-time in an eligible position during the applicable Fiscal Year subject to meeting the eligibility requirements under Section 3.

•	New Hires and Rehires: The Bonus Award will be based on Eligible Earnings during the applicable Fiscal Year. Since Eligible Earnings accounts for time employed and in good standing in any given Fiscal Year, a Participant initially hired on July 1st for example would have Eligible Earnings calculated from July 1st through the end of the Fiscal Year. In the case of rehires, there is no credit for prior service and the rehire date must occur on or before October 1st in order for the Participant to be eligible under the Plan for the Fiscal Year.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

•	Leaves of Absence: Time taken during a leave of absence results in a reduction in Eligible Earnings and a corresponding reduction in potential Bonus Awards consistent with the length of time on leave of absence. Furthermore, payments of Bonus Awards are not considered earned and payable unless and until the Participant returns to work, with the exception of military leave. If the leave of absence lasts nine months or more during a Fiscal Year, then the Participant will not have met the 90-day eligibility required to earn a bonus for that Fiscal Year.

•	Promotions and Demotions: If a Company action results in a Participant’s movement from one bonus-eligible position to another bonus-eligible position (with either a higher or lower bonus target) or an increase or decrease in bonus target, then a prorated Bonus Award will be calculated. The Bonus Award will be calculated using Eligible Earnings for the applicable time periods that the different bonus percentages were in effect. However, if a Participant is both promoted and later demoted during the Fiscal Year, the Participant’s entire bonus eligibility and bonus target percent will be determined by the lower grade.

•	Move from Bonus-Eligible Position to a Non-Bonus Eligible Position: The Bonus Award will be calculated based upon Eligible Earnings and the applicable bonus percentage while in a bonus-eligible position as long as the Participant was in the position for a minimum of ninety (90) consecutive days during the applicable Fiscal Year.

•	Move from Non-Bonus-Eligible Position to a Bonus-Eligible Position: The Bonus Award will be calculated based upon Eligible Earnings and the applicable bonus percentage while in the bonus-eligible position as long as the Participant was in the eligible position for a minimum of ninety (90) consecutive days during the Fiscal Year.

•	Acquired Employees: Without exception, employees acquired through any acquisition shall not be eligible for a prorated Bonus Award under this Plan unless specifically designated.

5.	FINANCIAL TARGETS AND MINIMUM FINANCIAL TARGETS

The Financial Targets established for the Plan for a Fiscal Year consist of EBITDA, and Revenue amounts approved by the Compensation Committee for that Fiscal Year. The Company must achieve the Minimum Financial Targets set forth in Exhibit A and consisting of the EBITDA and Revenue amounts approved by the Compensation Committee for a Fiscal Year in order for any payout to occur under the Plan with respect to that Fiscal Year.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

The Financial Targets and Minimum Financial Targets for each Fiscal Year are set forth in Exhibit A. Notwithstanding the Financial Targets set forth in Exhibit A, for each Fiscal Year.

The Board may consider, in its sole discretion at any time prior to the final determination of Bonus Awards, the impact on Participants of extraordinary or non-recurring events, changes in applicable accounting rules or principles, changes in the Company’s methods of accounting, changes in applicable law, changes due to consolidation, acquisitions or reorganization affecting the Company and its subsidiaries or such other material change in the Company’s business and whether to increase, decrease, otherwise adjust actual performance measures, targets, or payout ranges used hereunder or eliminate a Bonus Award if such change(s) is/are desirable in the interests of equitable treatment of the Participants and the Company. The Management Committee will implement such change(s) for immediate incorporation into the Plan.

6.	COMPUTATION AND DISBURSEMENT OF FUNDS

Company performance will be assessed and measured after the end of a Fiscal Year in order to determine annual Bonus Pool funding and Bonus Awards for that Fiscal Year. Subject to achievement of the Minimum Financial Targets set forth in Exhibit A and the other terms and conditions of the Plan, Bonus Pool funding and Bonus Awards will be determined by the Company’s performance relative to the Financial Targets also set forth in Exhibit A and in the case of the discretionary component set forth in clause (iii) of Exhibit A, will be subject to the sole and absolute discretion of the Compensation Committee. In the event the Company fails to achieve the Minimum Financial Targets for a Fiscal Year, Participants will not receive a Bonus Award for that Fiscal Year for EBITDA and Revenue components of the Bonus Award; provided, however, the Compensation Committee may in its discretion still award Bonus Awards related to discretionary component set forth in clause (iii) of Exhibit A.

The calculation of EBITDA and Revenue will be based upon the Company’s audited financial statements for the applicable Fiscal Year, subject to review and approval by the Board in its sole discretion. Without exception, unaudited financials will not be used to measure achievement of the Financial Targets or the Minimum Financial Targets.

As set forth in greater detail in Exhibit A, the Company will provide differentiated Bonus Awards based on individual performance. It will execute Bonus Awards inside of the Bonus Pool funding thresholds defined inside this Plan as approved by the Compensation Committee.

As soon as practical after the close of a Fiscal Year, the Company’s CAO will have prepared a calculation of the Company’s actual audited achieved performance relative to the Financial Targets, any business unit targets, and the proposed Bonus Awards under the Plan for that Fiscal Year. The proposed Bonus Award, a list of eligible Participants and their Eligible Earnings will be presented to the Compensation Committee by no later

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

than sixty (60) days following the end of the applicable Fiscal Year and once approved by the Compensation Committee, the Bonus Award will be paid to all Participants by March 31st of the calendar year following the Fiscal Year for which the Bonus Awards are earned. If the approval from the Compensation Committee occurs after March 31st of the following Fiscal Year, then the Bonus Award payouts will occur as soon as practical following approval, but no later than June 30th of the calendar year following the Fiscal Year for which the Bonus Awards are earned. If prorated Bonus Awards are granted, then such Bonus Awards will be paid in the same manner at the same time as all the other Bonus Award payouts.

Notwithstanding anything to the contrary in this Plan, if the Compensation Committee determines, in its sole and absolute discretion, that calculations underlying the Financial Targets, including but not limited to mistakes in the Company’s audited financial statements for the Fiscal Year, were incorrect, then the Compensation Committee may (i) adjust Bonus Awards (upward or downward); or (ii) initiate a Claw Back and recover from any Participant, and such Participant shall pay over to the Company, an amount equal to the cash value of any Bonus Award granted under the Plan.

Notwithstanding anything to the contrary in this Plan, in the event that any Participant engages in acts or omissions that would result in a termination for Cause during the twenty-four (24) month period commencing on the date a Bonus Award is paid under the Plan, the Company shall be entitled to initiate a Claw Back and recover or offset against other compensation from the Participant at any time during such twenty-four (24) month period, and the Participant shall pay over to the Company, an amount equal to the cash value of such Bonus Award.

Income, employment and any other applicable taxes will be withheld from any Bonus Award payments required under the Plan to the extent determined by the Company in accordance with applicable law and remitted to the appropriate tax authority.

7.	TARGET BONUS PERCENTAGES

Target Bonus Percentages by position or job level (other than for NEOs) are provided in Exhibit B. Target Bonus Percentages for NEOs are provided in Exhibit A.

8.	INDIVIDUAL PERFORMANCE DISCRETIONARY PAYOUT

Subject to the achievement of the Minimum Financial Targets and the availability of the Bonus Pool and the Discretionary Pool, as applicable, such availability to be determined in the Compensation Committee’s sole and absolute discretion, Participant’s discretionary component of actual payout % as set forth in Exhibit A for any Fiscal Year will be determined based on Fiscal Year individual performance and achievement of Company goals. The variations (i.e., increases or decreases from the Target Bonus Percentages set forth in Exhibits B, as applicable) in Participants’ Bonus Awards that result from adjustments to the discretionary component of actual payout % based on individual performance shall not result in any increase in the aggregate Bonus Pool or Discretionary Pool available to all eligible Participants.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

The Management Committee will determine 50% of the discretionary component of actual payout % based on individual performance for each Participant (other than the NEOs) and may adjust such Participant’s Bonus Award in accordance with the terms and conditions of the Plan. The Compensation Committee will determine 50% of the discretionary component of actual payout % based on individual performance for each Participant and may adjust such Participant’s Bonus Award in accordance with the terms and conditions of the Plan. The Compensation Committee, in its sole and absolute discretion, will determine the entire discretionary component of actual payout % based on individual performance for the NEOs.

9.	ADMINISTRATION

Subject to Sections 3, 5 and 6 (and excluding actions with respect to NEOs that are reserved to the Compensation Committee or the Board hereunder), the Management Committee will have the authority to administer and make all decisions and exercise all rights of the Company with respect to this Plan, including, the authority (i) to determine eligibility hereunder; (ii) related to rules and regulations for the administration of the Plan; and (iii) to decide any questions and settle controversies and disputes with employees that may arise in connection with the Plan. For the avoidance of doubt, the Compensation Committee will have the sole authority to interpret the provisions of the Plan, including, without limitation, determination of Financial Targets, funding of the Bonus Pool, oversight of discretionary portions of Bonus Awards and evaluation of individual performance. The Management Committee will provide the Compensation Committee, no less than once during the Fiscal Year, a summary of significant recurring questions, controversies and disputes (if any) that may have arisen in connection with the Plan during the preceding Fiscal Year. The Compensation Committee will have the authority to rely upon any reports prepared by the auditors and conclusively determine whether Participants have earned Bonus Awards hereunder. The members of the Board and Compensation Committee will not be liable for any actions or determinations made with respect to their duties under this Plan.

In the event of a claim or dispute brought forth by a Participant, the decision of the Management Committee as to the facts in the case and meaning and intent of any provision of the Plan, or its application, will be final, binding, and conclusive. In the case of claims or disputes brought by a Participant that is a member of the Management Committee or a Named Executive Officer, such decisions will be made by the Compensation Committee.

10.	GENERAL PROVISIONS

A Participant’s rights under the Plan will not be assignable, either voluntarily or in-voluntarily by way of encumbrance, pledge, attachment, level or charge of any nature (except as may be required by state or federal law).

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

In addition to the payment of Bonus Awards to Participants under the Plan, the Compensation Committee retains the sole and absolute discretion to approve an additional discretionary pool to award additional cash bonuses to Participants in recognition of the Company’s achievement of such qualitative or quantitative performance goals as determined by the Compensation Committee.

Nothing in the Plan will require the Company to segregate or set aside any funds or other property for the purpose of paying any portion of a financial award. No Participant, beneficiary or other person will have any right, title or interest in any amount awarded under the Plan prior to the payment of such award to him or her, or in any property of the Company or its subsidiaries.

Participation in this Plan will not confer upon any Participant any right to continue in the employ of the Company nor interfere in any way with the right of the Company to terminate any Participant’s employment at any time. The Company is under no obligation to continue the Plan in future fiscal years.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

EXHIBIT A

Plan Financial Targets

Payment Schedule

60% of the total earned amount will be paid out for 2013 performance, while the remaining 40% should be accrued and paid out along with the amounts earned for 2014 performance.

		2013 Target	2014 Target
Overall Company	EBITDA	*****	*****
	Revenue	*****	*****
Media & Messaging	Contribution Margin	*****	*****
	Revenue	*****	*****

Financial Targets for each Fiscal Year will be as follows (the “Financial Targets”).

Minimum Financial Targets

No payout will be made to Participants unless the Company achieves (i) (A) in the case of Participants other than Named Executive Officers, a minimum EBITDA of 80% of the aforementioned Financial Target for EBITDA and (B) in the case of Participants who are Named Executive Officers, a minimum EBITDA of 90% of the aforementioned Financial Target for EBITDA and (ii) a minimum Revenue of 95% of the aforementioned Financial Target for Revenue (clauses (i) and (ii) together, the “Minimum Financial Target(s)”).

Bonus Pool

Subject to achievement of the Minimum Financial Targets and the other terms and conditions of the Plan, the Compensation Committee will in its sole and absolute discretion establish the Bonus Pool from funds designated in the Budget at a value targeted to equal the sum of all Bonus Awards to be made under the Plan.

Bonus Awards for Participants Other than NEOs

Subject to achievement of the Minimum Financial Targets and other terms and conditions of the Plan, the Bonus Awards for Participants other than NEOs will equal the product of : (x) Participant’s Target Bonus Percentage as set forth on Exhibit B multiplied by Eligible Earnings multiplied by (y) Payout % calculated below:

a.	2013 Plan Fiscal Year

i.	60% of payout % will be based on achieved Company EBITDA as follows:

Achieved EBITDA	EBITDA Payout
>100% of EBITDA Financial Target	0%
100% of EBITDA Financial Target	50%
*****	100%
*****	125%
*****	150%

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

ii.	40% of payout % will be based on achieved Company Revenue as follows:

% of Financial Target Revenue Achieved	Revenue Payout
<100%	0%
100%	100%
125%	125%
175%	150%

b.	2014 Plan Fiscal Year

i.	60% of payout % will be based on achieved Company EBITDA as follows:

Achieved EBITDA	EBITDA Payout
*****	0%
*****	50%
*****	75%
*****	100%
*****	125%
*****	150%

ii.	40% of payout % will be based on achieved Company Revenue as follows:

% of Financial Target Revenue Achieved	Revenue Payout
<100%	0%
100%	50%
125%	75%
150%	100%
175%	125%
200%	150%

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

EXHIBIT B

Motricity Target Bonus Percentages by Job Title

Target Bonus Percentages by position or job level (exclusive of NEOs) are as follows:

Position / Job Level	Target %
Senior Vice President	*****
Vice President	*****
Senior Director	*****
Director	*****
Manager/Senior Manager	*****
Individual Contributors	*****
Support (Non-Exempt Employees)	*****

Bonus Awards for NEOs

Subject to achievement of the Minimum Financial Targets and the other terms and conditions of the Plan, the Bonus Awards for NEOs will equal the product of: (x) Participant’s Target Bonus Percentage multiplied by Eligible Earnings multiplied by (y) Payout % calculated below:

i.	Solely in the case of the Participant being the Company’s Chief Executive Officer, who has a Target Bonus Percentage of 70% for each Fiscal Year of the Plan the Payout % will be calculated as the sum of clauses (i) and (ii) below:

a.	2013 Plan Fiscal Year

i.	75% of payout % will be based on achieved Revenue of the Media and U.S. Messaging business as follows, provided that the Contribution Margin for the Media and U.S. Messaging business, taken together, is equal to or better than the Financial Target. For the avoidance of doubt and notwithstanding anything to the contrary, no payout will be made unless the Contribution Margin for the Media and U.S. Message business is not worse than the Financial Target:

% of Financial Target Revenue Achieved	Revenue Payout
<100%	0%
100%	50%
125%	100%
150%	125%
200%	150%

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

ii.	25% of payout % will be based on achieved Company EBITDA as follows:

Achieved EBITDA	EBITDA Payout
*****	0%
*****	50%
*****	75%
*****	100%
*****	125%
*****	150%

b.	2014 Plan Fiscal Year

i.	75% of payout % will be based on achieved Company Revenue as follows:

% of Financial Target Revenue Achieved	Revenue Payout
<100%	0%
100%	50%
125%	75%
150%	100%
175%	125%
200%	150%

ii.	25% of payout % will be based on achieved Company EBITDA as follows:

Achieved EBITDA	EBITDA Payout
*****	0%
*****	50%
*****	75%
*****	100%
*****	125%
*****	150%

ii.	Solely in the case of the Participant being the Company’s Chief Administrative Officer and General Counsel, who has a Target Bonus Percentage of 50% for each Fiscal Year of the Plan the Payout % will be calculated as the sum of clauses (i), (ii) and (iii) below:

a.	2013 Plan Fiscal Year

i.	50% of payout % to be discretionary and to be determined in the sole and absolute discretion of the Compensation Committee:

ii.	25% of payout % will be based on achieved Company EBITDA as follows:

Achieved EBITDA	EBITDA Payout
*****	0%
*****	50%
*****	75%
*****	100%
*****	125%
*****	150%

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

iii.	25% of payout % will be based on achieved Company EBITDA as follows:

% of Financial Target Revenue Achieved	Revenue Payout
<100%	0%
100%	100%
125%	125%
200%	150%

b.	2014 Plan Fiscal Year

i.	50% of payout % to be discretionary and to be determined in the sole and absolute discretion of the Compensation Committee:

ii.	25% of payout % will be based on achieved Company EBITDA as follows:

Achieved EBITDA	EBITDA Payout
*****	0%
*****	50%
*****	75%
*****	100%
*****	125%
*****	150%

iii.	25% of payout % will be based on achieved Company Revenue as follows:

% of Financial Target Revenue Achieved	Revenue Payout
<100%	0%
100%	50%
125%	75%
150%	100%
175%	125%
200%	150%